                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            (18 U.S.C. SECTION 1350)

     In  connection  with the  Quarterly  Report of Magnum D'Or  Resources Inc a

Nevada corporation (the "Company"),  on Form 10-QSB for the quarter ending March

31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I,

Reno  Calabrigo,  President and  Principal  Financial  Officer,  of the Company,

certify,  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.

Section 1350), that to my knowledge:

     1. The Report fully  complies  with the  requirements  of section  13(a) or

15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                            /s/ Reno Calabrigo

                             -------------------------------------------

                                             Reno Calabrigo

                                             President, CEO, CFO, Treasurer

                                             (Principal Financial Officer)

May 10, 2004